EX-31.1 8 ex31amonza.htm

EXHIBIT 31.1

CERTIFICATIONS UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stewart Irvine, certify that:

1) I have reviewed this Annual Report on Form 10-K/A for

the year ended November 30, 2013 of Imogo Mobile Technologies Inc.;

2) Based on my knowledge, this report does not contain any

untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the

circumstances under which such statements were made, not

misleading with respect to the period covered by this report;

3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of

operations and cash flows of the registrant as of, and for, the periods presented in this report;

4) The registrant's other certifying officer(s) and I are

responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and

15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the

registrant and have:

a) Designed such disclosure controls and procedures, or

caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information

relating to the registrant, including its consolidated

subsidiaries, is made known to us by others within those entities,

particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting,

or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the

preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant's

disclosure controls and procedures and presented in this

report our conclusions about the effectiveness of the

disclosure controls and procedures, as of the end of the

period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the

registrant's internal control over financial reporting that

occurred during the registrant's most recent fiscal quarter

(the registrant's fourth fiscal quarter in the case of an

annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

 5) The registrant's other certifying officer(s) and I have

disclosed, based on our most recent evaluation of internal

control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors

(or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses

in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves

management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 13, 2014

By: /s/ Stewart Irvine

Stewart Irvine

President, Chief Executive Officer